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COMMUNICATION INTELLIGENCE CORPORATION
275 Shoreline Drive, Suite 500
Redwood Shores, California 94065

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

NOVEMBER 20, 2013

To the Stockholders of Communication Intelligence Corporation:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of Communication Intelligence Corporation, a Delaware corporation (the “Company”), will be held at the Company’s Headquarters, 275 Shoreline Drive, Suite 500, Redwood Shores, California 94065, on November 20, 2013, at 1:00 p.m. Pacific Time, for the following purposes, all as more fully described in the attached Proxy Statement:

1.	To elect five directors;

2.	To consider and vote upon a proposal to amend our Certificate of Incorporation to increase the number of shares of authorized capital stock;

3.	To ratify the appointment of PMB Helin Donovan, LLP as the Company’s independent auditors for the year ending December 31, 2013; and

4.	To transact such other business as may properly come before the Annual Meeting.

You are urged to carefully read the attached Proxy Statement and the additional information concerning the matters to be considered at the meeting. The Board of Directors has fixed the close of business on September 23, 2013, as the record date. Only stockholders of record at the close of business on the record date will be entitled to notice of and to vote at the Annual Meeting or any postponements or adjournments thereof. A list of the stockholders will be available for inspection at the Company’s Headquarters, 275 Shoreline Drive, Suite 500, Redwood Shores, California 94065, at least ten days before the Annual Meeting and at the Annual Meeting.

YOUR VOTE IS IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, IT IS STILL IMPORTANT THAT YOUR SHARES BE REPRESENTED. PLEASE SUBMIT A PROXY TO VOTE YOUR SHARES IN ONE OF THREE WAYS: VIA INTERNET, TELEPHONE OR MAIL. IF YOU CHOOSE TO SUBMIT YOUR PROXY BY MAIL, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED AT YOUR EARLIEST CONVENIENCE. IF YOU DO ATTEND THE ANNUAL MEETING AND WISH TO VOTE IN PERSON, YOU MAY WITHDRAW YOUR PROXY AT THAT TIME.

Redwood Shores, California October [_], 2013	By Order of the Board of Directors

Philip S. Sassower Chairman and Chief Executive Officer

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COMMUNICATION INTELLIGENCE CORPORATION
275 Shoreline Drive, Suite 500
Redwood Shores, California 94065

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

INTRODUCTION

This Proxy Statement and the accompanying proxy card are being furnished to stockholders of Communication Intelligence Corporation, a Delaware corporation (the “Company”), in connection with the solicitation of proxies by the Board of Directors for use in voting at the Company’s Annual Meeting of Stockholders to be held at the Company’s Headquarters, 275 Shoreline Drive, Suite 500, Redwood Shores California, 94065, on November 20, 2013, at 1:00 p.m. Pacific Time, and any adjournments or postponements thereof (the “Annual Meeting”).

At the Annual Meeting, stockholders of the Company will be asked to consider and vote upon the following:

1.	To elect five directors;

2.	To consider and vote upon a proposal to amend our Certificate of Incorporation to increase the number of shares of authorized capital stock;

3.	To ratify the appointment of PMB Helin Donovan, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2013; and

4.	Such other matters as may properly be brought before the meeting.

This Proxy Statement and the accompanying proxy card, together with a copy of the Company’s Annual Report to Stockholders, are first being mailed or delivered to stockholders of the Company on or about October 7, 2013.

WHETHER OR NOT YOU ATTEND THE ANNUAL MEETING, YOUR VOTE IS IMPORTANT. ACCORDINGLY, YOU ARE ASKED TO VOTE YOUR SHARES BY PROXY VIA INTERNET, TELEPHONE OR MAIL, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. SHARES CAN BE VOTED AT THE ANNUAL MEETING ONLY IF THE HOLDER IS REPRESENTED BY PROXY OR IS PRESENT.

VOTING SECURITIES

The Board of Directors has fixed September 23, 2013, as the record date (“Record Date”) for purposes of determining the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. Accordingly, only holders of record of shares of the Company’s Common Stock (“Common Stock”) and Series A-1 Cumulative Convertible Preferred Stock (“Series A-1 Preferred Stock”), Series B Participating Convertible Preferred Stock (“Series B Preferred Stock”) and Series C Participating Convertible Preferred Stock (“Series C Preferred Stock”) at the close of business on such date are entitled to notice of, and to vote at, the Annual Meeting. At the close of business on the record date, there were approximately 812 beneficial owners of 225,824,328outstanding shares of our Common Stock, five beneficial owners of 991,103 outstanding shares of our Series A-1 Preferred Stock, 34 beneficial owners of 10,563,687 outstanding shares of our Series B Preferred Stock, 38 beneficial owners of 4,384,988 outstanding shares of our Series C Preferred Stock, 18 beneficial owners of 1,413,405 outstanding shares of Series D-1 Preferred Stock and 56 beneficial owners of 4,399,842 outstanding shares of Series D-2 Preferred Stock.  Each holder of Common Stock is entitled to one vote for each share of our Common Stock held by such holder. Except as otherwise required by law or our Certificate of Incorporation, Shares of Series A-1 Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D-1 Preferred Stock and Series D-2 Preferred Stock vote with the holders of Common Stock on an as-converted basis.

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As of the record date each share of (i) Series A-1 Preferred Stock is convertible into 7.1429 shares of Common Stock. Accordingly, the 991,103 outstanding shares of Series A-1 Preferred Stock are convertible into 7,079,350 shares of Common Stock, and the holders of Series A-1 Preferred Stock are entitled to 7,079,350 votes for their shares of Series A-1 Preferred Stock, (ii) Series B Preferred Stock are convertible into 23.0947 shares of Common Stock. Accordingly, the 10,563,687 outstanding shares of Series B Preferred Stock are convertible into 243,965,182 shares of Common Stock, and the holders of Series B Preferred Stock are entitled to 243,965,182 votes for their shares of Series B Preferred Stock, (iii) Series C Preferred Stock is convertible into 44.4444 shares of Common Stock. Accordingly, the 4,384,988 outstanding shares of Series C Preferred Stock are convertible into 194,888,161 shares of Common Stock, and the holders of Series C Preferred Stock are entitled to 194,888,161 votes for their shares of Series C Preferred Stock, (iv) Series D-1 Preferred Stock is convertible into 44.4444 shares of Common Stock. Accordingly, the 1,413,405 outstanding shares of Series D-1 Preferred Stock are convertible into 62,817,937 shares of Common Stock, and the holders of Series D-1 Preferred Stock are entitled to 62,817,937 votes for their shares of Series D-1 Preferred Stock and (v) Series D-2 Preferred Stock is convertible into 20.0000 shares of Common Stock. Accordingly, the 4,399,842 outstanding shares of Series D-2 Preferred Stock are convertible into 87,996,840 shares of Common Stock, and the holders of Series D-1 Preferred Stock are entitled to 87,996,840 votes for their shares of Series D-2 Preferred Stock on all matters to be voted on by the holders of the Common Stock. If a choice as to the matters coming before the Annual Meeting has been specified by a stockholder “FOR,” “AGAINST” or “ABSTAIN” on the proxy card, which is duly returned and properly executed, the shares will be voted accordingly. If no choice is specified on the returned and properly executed proxy card, the shares will be voted FOR each nominated director and FOR approval of all proposals described in the Notice of Annual Meeting and in this Proxy Statement. The Board of Directors does not know of any matters other than those described in the Notice of Annual Meeting that are to come before the Annual Meeting. The presence in person or by proxy of a majority of the total number of outstanding shares of Common Stock (including outstanding shares of Series A-1 Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D-1 Preferred Stock and Series D-2 Preferred Stock being voted on an as- converted basis) entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. If less than a majority of outstanding shares entitled to vote are represented at the Annual Meeting, a majority of the shares present at the Annual Meeting may adjourn the Annual Meeting to another date, time or place, and notice need not be given of the new date, time or place if the new date, time or place is announced at the Annual Meeting before an adjournment is taken.

Whether or not you plan to attend the Annual Meeting, you may submit a proxy to vote your shares via Internet, telephone or mail as more fully described below:

•	By Internet: Go to www.proxyvote.com and follow the instructions. You will need your proxy card to submit your proxy.

•	By Telephone: Call 1-800-690-6903 and follow the voice prompts. You will need your proxy card to submit your proxy.

•	By Mail: Mark your vote, sign your name exactly as it appears on your proxy card, date your proxy card and return it in the envelope provided.

If you vote via the Internet or by telephone, your electronic vote authorizes the persons designated on the enclosed form of proxy in the same manner as if you signed, dated and returned your proxy card. If you vote by Internet or by telephone, do not return your proxy card.

If your shares are held in “street name” (that is, in the name of a bank, broker or other holder of record), you will receive instructions from the holder of record that you must follow in order for your shares to be voted. Internet and/or telephone voting also will be offered to stockholders owning shares through most banks and brokers.

Attendance at the meeting will not automatically revoke a previously-submitted, properly-executed proxy. A stockholder executing a proxy card pursuant to this solicitation may revoke his or her proxy at any time prior to its use by:

•	delivering to the Secretary of the Company a signed notice of revocation;

•	delivering a properly executed proxy card with a later date than the proxy card being revoked;

•	submitting a proxy by Internet or telephone at a later date than the proxy card being revoked; or

•	attending the meeting, revoking the previously-granted proxy and voting in person.

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In order to be effective, all revocations or a subsequently filed proxy card must be delivered to the Company at the address listed above no later than November 19, 2013, 5:00 p.m., local time. All valid unrevoked proxies will be voted at the Annual Meeting and any adjournments or postponements thereof. Under Delaware law, stockholders are not entitled to appraisal rights with respect to any of the proposals set forth in this Proxy Statement.

Proxy cards marked as abstaining will be treated as present for the purpose of determining whether there is a quorum for the Annual Meeting, but will not be counted as voting on any matter as to which abstention is indicated. Broker “non-votes” (i.e., the submission of a proxy by a broker or nominee specifically indicating the lack of discretionary authority to vote on the matter) will not be treated as present for purposes of determining whether there is a quorum for the Annual Meeting unless the broker is given discretion to vote on at least one matter on the agenda.

If a quorum is present at the Annual Meeting:

(a)           (i) the three nominees for Preferred Stock Director (as identified in Proposal 1 below), two of which have been designated by Phoenix Venture Fund LLC (“Phoenix”) and the other of which has been designated by a majority of the outstanding shares of Series B Preferred Stock, will be elected by the outstanding shares of Series B Preferred Stock and Series C Preferred Stock, voting together as one class on an as-converted basis, and (ii) the two nominees for Common Stock Director (as identified in Proposal 1 below) receiving the greatest number of votes (a plurality) from the outstanding shares of Common Stock and Series A-1 Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D-1 Preferred Stock, and Series D-2 Preferred Stock voting together as one class on an as-converted basis, will be elected. Abstentions and broker non-votes will not affect whether director nominees have received the requisite number of affirmative votes.

 (b)           The proposal to amend the Certificate of Incorporation to increase the authorized number of shares of capital stock will be adopted if it receives the affirmative vote of (i)  a majority of outstanding shares of Common Stock, Series A-1 Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D-1 Preferred Stock, and Series D-2 Preferred Stock voting together as one class on an as-converted basis, (ii) a majority of outstanding shares of Series A-1 Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D-1 Preferred Stock, and Series D-2 Preferred Stock voting together as one class on an as-converted basis, (iii) a majority of outstanding shares of Series B Preferred Stock voting as a separate class, (iv) a majority of outstanding shares of Series C Preferred Stock voting as a separate class, (v) a majority of outstanding shares of Series D-1 Preferred Stock voting as a separate class, and (vi) a majority of outstanding shares of Series D-2 Preferred Stock voting as a separate class.  Abstentions and broker non-votes will have the effect of a “NO” vote.

 (c)           The proposal to ratify PMB Helin Donovan, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2013, will be approved if it receives more affirmative votes than negative votes from the outstanding shares of Common Stock and Series A-1 Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D-1 Preferred Stock, and Series D-2 Preferred Stock voting together as one class on an as-converted basis. Abstentions and broker non-votes will not affect the passage of this proposal.

A proxy card gives discretionary authority to the persons named therein with respect to any amendments or modifications of the Company’s proposals and any other matters that may be properly proposed at the Annual Meeting. The shares represented by all valid non-revoked proxies will be voted in accordance with the instructions marked therein. EXECUTED BUT UNMARKED PROXIES WILL BE VOTED FOR ALL PROPOSALS. If any other matter properly comes before the Annual Meeting, the proxies solicited hereby will be exercised in accordance with the reasonable judgment of the proxy holders named therein. If the meeting is adjourned or postponed, your shares will be voted by the proxy holders on the new meeting date as well, unless you have revoked your proxy instructions before that date.

The Company will pay the cost of its proxy solicitation. Some of the Company’s employees may also solicit stockholders personally and by telephone. None of these employees will receive any additional or special compensation for doing this. Your cooperation in promptly submitting your proxy via Internet, telephone or mail will help to avoid additional expense.

If you are a stockholder of record and you plan to attend the Annual Meeting, please indicate this when you vote your shares via Internet, telephone or mail. If you are a beneficial owner of shares of Common Stock or Series A-1 Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D-1 Preferred Stock or Series D-2 Preferred Stock held by a bank, broker or other nominee, you will need proof of ownership to be admitted to the Annual Meeting. A recent brokerage statement or letter from the bank, broker or other nominee are examples of proof of ownership. If you want to vote in person your shares of the Company’s stock held in street name, you will have to obtain a proxy, executed in your favor, from the holder of record.

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PROPOSAL 1
ELECTION OF DIRECTORS

The Bylaws of the Company provide that the Board of Directors shall consist of such number of directors, with a minimum of three, as the Board of Directors may determine from time to time. The authorized number of directors is five. The current Board of Directors consists of five persons, and no vacancies.

So long as 20% of the shares of Series B Preferred Stock originally issued in August 2010 remain outstanding, the Company’s Board will consist of (i) three Preferred Stock Directors (as identified below), two of which are designated by Phoenix and the other of which is designated by a majority of the outstanding shares of Series B Preferred Stock, who will be elected by the outstanding shares of Series B Preferred Stock and Series C Preferred Stock, voting together as one class on an as-converted basis, and (ii) two Common Stock Directors (as identified below), who will be elected by the outstanding shares of Common Stock and Series A-1 Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D-1 Preferred Stock and Series D-2 Preferred Stock voting together as one class on an as-converted basis.   Phoenix has designated Philip S. Sassower and Andrea Goren as Preferred Stock Director nominees, and holders of a majority of the shares of Series B Preferred Stock have designated Stanley Gilbert as the other Preferred Stock Director nominee.  Jeffrey Holtmeier and David Welch were selected as the Common Stock Director nominees by the independent directors of the Board, and their selection as Common Stock Director nominees was subsequently ratified by the full Board. Each director elected at this Annual Meeting will serve for one year or until his successor is duly elected and qualified or his earlier resignation, removal or disqualification.

Unless otherwise instructed, the proxy holders named in the proxy card will vote (i) the shares of Series B Preferred Stock and Series C Preferred Stock represented by proxies received by them for the election of the three Preferred Stock Director nominees to the Board of Directors, and (ii) the shares of Common Stock, Series A-1 Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D-1 Preferred Stock and Series D-2 Preferred Stock represented by proxies received by them for the election of the two Common Stock Director nominees to the Board of Directors. In the event that any Preferred Stock Director or Common Stock Director nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the shares will be voted for the election of any nominee designated in accordance with the above parameters. The Company is not aware of any nominee who will be unable or will decline to serve as a director. THE BOARD OF DIRECTORS CONSIDERED THE PROPOSAL AND UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF EACH OF THE DIRECTOR NOMINEES.

Director Nominees

The following table sets forth certain information concerning the Directors of the Company (each of whom is also a Director Nominee):

PREFERRED STOCK DIRECTORS:
Name	Age	Year First Elected or Appointed
Philip S. Sassower	73	2010
Andrea Goren	46	2010
Stanley Gilbert(1)(2)	74	2011
COMMON STOCK DIRECTORS:
Name	Age	Year First Elected or Appointed
Jeffrey Holtmeier(1)(2)	55	2011
David E. Welch(1)(2)	66	2004

(1)	Member of the Audit Committee (Chairman David E. Welch)

(2)	Member of the Compensation Committee (Chairman Stanley Gilbert)

 The business experience of each of the directors for at least the past five years includes the following:

Philip S. Sassower has served as the Company’s Chairman and Chief Executive Officer since August 2010.  Mr. Sassower is a Managing Director of SG Phoenix LLC, a private equity firm, and has served in that capacity since May 2003.

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Mr. Sassower has also been Chief Executive Officer of Phoenix Enterprises LLC, a private equity firm, and has served in that capacity since 1996. In addition, Mr. Sassower has served as Chief Executive Officer of Xplore Technologies Corp. (OTCQB: XLRT) since February 2006 and has been a director of Xplore Technologies Corp. and served as Chairman of its board of directors since December 2004. On May 13, 2008, Mr. Sassower was named Chairman of the Board of The Fairchild Corporation (NYSE: FA), a motorcycle accessories and aerospace parts and services company. On March 18, 2009, The Fairchild Corporation and 61 subsidiaries filed a petition for bankruptcy under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court, District of Delaware. On January 7, 2010, The Fairchild Corporation’s plan of liquidation was declared effective and the company’s board of directors was relieved of its duties. Mr. Sassower also served as Chairman of the Board of the Company from 1998 to 2002 and as Co-Chief Executive Officer of the Company from 1997 to 1998. Mr. Sassower is co-manager of the managing member of Phoenix Venture Fund LLC. Mr. Sassower’s qualifications to serve on the Board of Directors include more than 40 years of business and investment experience. Mr. Sassower has developed extensive experience working with management teams and boards of directors, and in acquiring, investing in and building companies and implementing changes.

Andrea Goren has served as a director since August 2010.  Mr. Goren was appointed the Company’s Chief Financial Officer in December 2010.  Mr. Goren is a Managing Director of SG Phoenix LLC, a private equity firm, and has served in that capacity since May 2003. Prior to that, Mr. Goren served as Vice President of Shamrock International, Ltd., a private equity firm. Mr. Goren has been a director of Xplore Technologies Corp. (OTCQB: XLRT) since December 2004 and of The Fairchild Corporation (NYSE: FA) from May 2008 to January 2010. On March 18, 2009, The Fairchild Corporation and 61 subsidiaries filed a petition for bankruptcy under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court, District of Delaware. On January 7, 2010, The Fairchild Corporation’s plan of liquidation was declared effective and the company’s board of directors was relieved of its duties. Mr. Goren is co-manager of the managing member of Phoenix Venture Fund LLC. Mr. Goren’s qualifications to serve on the Board of Directors include his experience and knowledge acquired in approximately 14 years of private equity investing. Mr. Goren has played a significant role in SG Phoenix LLC’s private equity investments and has developed extensive experience working with management teams and boards of directors, including at numerous public companies affiliated with SG Phoenix LLC.

Stanley L. Gilbert has served as a director since October 2011. Mr. Gilbert has more than 45 years of experience as a lawyer with primary specialties in wills, trusts, estate planning and administration, as well as tax planning. Mr. Gilbert is Founder, and, has been President of Stanley L. Gilbert PC since 1982. Mr. Gilbert has also been a partner of a number of law firms, including Nager Korobow, Bell Kallnick Klee and Green, and Migdal Pollack Rosenkrantz and Sherman. Mr. Gilbert has served as a Director of Planned Giving at Columbia University Medical Center’s Nathaniel Wharton Fund, which supports a broad variety of projects in basic research, clinical care and teaching since 2001. Mr. Gilbert was elected by a majority of CIC’s Series C and Series B Preferred stockholders voting together as a separate class on an as converted to common stock basis, and serves on CIC’s audit and compensation committees. Mr. Gilbert’s qualifications to serve on the Board of Directors include his significant tax and accounting expertise acquired through his years of practicing law.

Jeffrey Holtmeier has served as a director since August 2011. Mr. Holtmeier has more than 25 years of successful entrepreneurship in the technology and communications fields. As CEO of GENext from 2001 to present, and through its subsidiary China US Business Development, LLC, Mr. Holtmeier has assisted many US companies in establishing relationships in China, where he also co-founded Koncept International, Inc., a Chinese-based VoIP and digital media technology company. Prior to his involvement in the Chinese market, Mr. Holtmeier founded, built over seventeen years and successfully sold InfiNET in 2001 to Teligent, a NASDAQ listed company. Mr. Holtmeier was a recipient of the prestigious Ernst & Young, NASDAQ/USA Today “Entrepreneur of the Year” award in 1999, and has served on the boards of numerous corporations and non-profit organizations. He serves on CIC’s audit and compensation committees. Mr. Holtmeier’s qualifications to serve on the Board of Directors include his experience as a successful entrepreneur and his experience in establishing business relationships in China.

David E. Welch has served as a director since March 2004. From July 2002 to present Mr. Welch has been the principal of David E. Welch Consulting, a financial consulting firm. Mr. Welch has also been Vice President and Chief Financial Officer of American Millennium Corporation, Inc., a provider of satellite-based asset tracking and reporting equipment, from April 2004 to present. Mr. Welch was Vice President and Chief Financial Officer of Active Link Communications, a manufacturer of telecommunications equipment, from 1999 to 2002.  Mr. Welch has held positions as Director of Management Information Systems and Chief Information Officer with Micromedex, Inc. and Language Management International from 1995 through 1998. Mr. Welch other directorships have been with AspenBio Pharma, Inc., from 2004 to present, PepperBall Technologies, Inc. from January 2007 to January 2009 and Advanced Nutraceuticals, Inc., from 2003 to 2006. Mr. Welch is a Certified Public Accountant licensed in the state of Colorado. He serves on CIC’s audit

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and compensation committees. Mr. Welch’s qualifications to serve on the Board of Directors include his significant accounting and financial expertise.

Executive Officers

The following table sets forth the name and age of each executive officer of the Company, or named executive officers, and all positions and offices of the Company presently held by each of them.

Name	Age	Positions Currently Held
Philip S. Sassower	73	Chairman of the Board and Chief Executive Officer
Andrea Goren	46	Chief Financial Officer
William Keiper	62	President and Chief Operating Officer

The business experience of each of the executive officers for at least the past five years includes the following:

Philip S. Sassower—see above under the heading “Proposal 1—Director Nominees.”

Andrea Goren—see above under the heading “Proposal 1—Director Nominees.”

William Keiper was appointed the Company’s President and Chief Operating Officer in December 2010. Mr. Keiper is Managing Partner of FirstGlobal Partners LLC where he specializes in working with investors and Boards of Directors in resolving issues related to business continuity, performance and sustainable value creation. Mr. Keiper has over 30 years of business experience, more than 18 of which have been in the management of software, technology and IT product distribution and services organizations. He was President and Chief Executive Officer of Hypercom Corporation (NYSE: HYC) from 2005 to 2007 and served as a member of its Board of Directors from 2000 to 2007. He was Chairman and Chief Executive Officer of Arrange Technology LLC, a software development services outsourcing company, from 2002 to 2005. From 1997 to 2002, he served as a principal in mergers and acquisitions firms serving middle market software and IT services companies. He was Chief Executive Officer of Artisoft, Inc., a public networking and communications software company, from 1993 to 1997, and its Chairman from 1995 to 1997. He held several executive positions, including President and Chief Operating Officer, of MicroAge, Inc., an indirect sales-based IT products distribution and services company, from 1986 to 1993, where he was a key executive in helping to profitably drive more than a billion dollar revenue increase over the course of his tenure with the company.

BOARD OF DIRECTOR MEETINGS AND COMMITTEES

The Company’s affairs are managed under the direction of the Board of Directors. Members of the Board receive information concerning the Company’s affairs through oral and written reports by management, Board and committee meetings and other means. The Company’s directors generally attend Board of Directors meetings, committee meetings and informal meetings with management and others, participate in telephone conversations and have other communications with management and others regarding the Company’s affairs. During 2012, the Board of Directors held one in person meeting, six telephonic meetings and acted by unanimous written consent on two occasions. Except for the meetings of the Audit Committee, which were held separately, and in cases where the committees acted by unanimous consent, all committee meetings were held concurrently with the formal meetings of the Board of Directors. For the year ended December 31, 2012, each incumbent director participated in all of the formal meetings of the Board and each committee on which he served except Stanley Gilbert who missed one formal meeting.

Directors of the Company serve until their successors are duly elected and qualified or until their earlier resignation, removal or disqualification from the Board. There are no family relationships between the Company’s directors and executive officers.

Director Independence

The Board of Directors has determined that Messrs. Gilbert, Holtmeier, and Welch are “independent,” as defined under the rules of the NASDAQ Stock Market relating to director independence, and Messrs. Sassower and Goren are not independent under such rules. Messrs. Welch, Gilbert, and Holtmeier serve on the Compensation Committee of the Board of

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Directors. Each of the members of the Compensation Committee is independent under the rules of the NASDAQ Stock Market relating to director independence.  Messrs. Welch, Gilbert and Holtmeier serve on the Audit Committee of the Board of Directors.  Under the applicable rules of the NASDAQ Stock Market and the SEC relating to independence of Audit Committee members, the Board of Directors has determined that Messrs. Welch and Gilbert are independent and Mr. Holtmeier is not.  Mr. Holtmeier's lack of independence stems solely from the fact that he was party to a consulting agreement under which he was paid $15,000 in the year ended December 31, 2011.  The Board has determined that the amount paid to Mr. Holtmeier under this contract is not material, and thus the Board determined that Mr. Holtmeier is suitable to serve on the Audit Committee.

Board Committees

The Company’s Board of Directors has two standing committees as set forth below. The members of each committee are appointed by the Board of Directors.

Audit Committee.  The Audit Committee assists the Board of Directors in the exercise of its fiduciary responsibility of providing oversight regarding the Company’s financial statements and the financial reporting processes, internal accounting and financial controls, the annual independent audit of the Company’s financial statements, and other aspects of the financial management of the Company, oversees our financial reporting process on behalf of the Board of Directors and reports to the Board of Directors the results of these activities, including the systems of internal controls that management and the Board of Directors have established. The Audit Committee, among other duties, engages the independent public accountants retained as the registered public accounting firm, pre-approves all audit and non-audit services provided by the independent public accountants, reviews with the independent public accountants the plans and results of the audit engagement, considers the compatibility of any non-audit services provided by the independent public accountants with the independence of such auditors and reviews the independence of the independent public accountants. The members of the Audit Committee are Messrs. Welch, Gilbert, and Holtmeier. Mr. Welch serves as the Audit Committee’s financial expert. Messrs. Welch and Gilbert are independent as defined under applicable rules of the NASDAQ Stock Market and the SEC relating to independence of Audit Committee member, whereas Mr. Holtmeier is not.  For the reasons outlined above, the Board has concluded that Mr. Holtmeier is suited to serving on the Audit Committee. The Audit Committee conducted four meeting in the year ended December 31, 2012 and all members attended that meeting. A copy of the Audit Committee charter can be found at our website, www.cic.com.

Compensation Committee.  The Compensation Committee generally reviews compensation matters with respect to executive and senior management arrangements and administers the Company’s stock option plans. The members of the Compensation Committee are Messrs. Welch, Gilbert, and Holtmeier. During 2012, the Compensation Committee held no formal meetings, but acted by unanimous written consent on two occasions. The Board has adopted a Compensation Committee Charter, a copy of which can be found on our website, www.cic.com.

Nominating Committee.  The Company does not have a standing Nominating Committee.  Because a majority of the members of the Company’s Board of Directors are elected by holders of the outstanding shares of the Company’s Series B Preferred Stock and Series C Preferred Stock (referred to herein as the Preferred Stock Directors), the Board believes that it is unnecessary for the Company to have a separate standing Nominating Committee for selecting the two Common Stock Director nominees.  Instead, the Board believes having the full Board perform this function is a pragmatic and appropriate approach under the circumstances.  The independent members of the Board of Directors select and recommend to the full Board of Directors for approval nominees for the Common Stock Director positions. The Board then determines whether to approve of such nominations and present them to the Company’s stockholders for election to the Board of Directors. When selecting Common Stock Director nominees, the independent directors review the appropriate skills and characteristics required of directors in the context of prevailing business conditions. In general, the Company’s Board believes that all of its directors should possess the highest personal and professional ethics, integrity, and values, and that they should committed to representing the long-term interests of the stockholders. Directors should also have an inquisitive and objective perspective, practical wisdom, and mature judgment. We endeavor to have a Board representing diverse experience at policy-making levels in business, government, education, and technology, and in areas that are relevant to the Company’s business activities. Directors must be willing to devote sufficient time to carrying out their duties and responsibilities effectively, and should be committed to serving on the Board for an extended period of time.  While not maintaining a specific policy on Board diversity requirements, the Board believes that diversity is an important factor in determining the composition of the Board and, therefore, seeks a variety of occupational and personal backgrounds on the Board in order to obtain a range of viewpoints and perspectives and to enhance the diversity of the Board.

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The Board does not currently engage any third-party director search firms for purposes of identifying candidates for Board service, but may do so in the future if it deems appropriate and in the best interests of the Company.  The Board annually evaluates the Board’s composition.  This evaluation enables the Board to update the skills and experience they seek in the Board as a whole and in individual directors, as the Company’s needs evolve and change over time.

Nominations of Common Stock Director candidates by stockholders of the Company may be submitted if such nominations are made with timely notice in writing to the Secretary.  For more information on this process, please see the information provided under the heading “Stockholder Proposals and Stockholder Nominations of Directors” below. The current Common Stock Director nominees were selected by the independent members of the Board of Directors, which Common Stock Director nominees were then ratified by the entire Board of Directors.  The independent directors will evaluate any Common Stock Director candidate submitted by a stockholder in the same manner in which they would evaluate a candidate selected by the independent directors, employing the criteria for Board service identified above in connection with their evaluations of all such candidates.

The Board does not currently have a charter or formal policy with respect to the consideration of Common Stock Director candidates recommended by stockholders.  The Board has not adopted a formal policy with respect to the consideration of Common Stock Director candidates, as it has concluded that the independent directors will fairly evaluate Common Stock Director candidates put forward by stockholders, notwithstanding the absence of a formal policy.

Leadership Structure of Board of Directors

The Company’s Chief Executive Officer Mr. Sassower also serves as its Chairman of the Board. The Board believes that, given the size of the Company and resources available to the Company, the interests of all stockholders have been appropriately taken into consideration by having the same person holding the positions of Chief Executive Officer and Chairman of the Board. The Company’s current Chief Executive Officer possesses an in-depth knowledge of the Company, its operations, and the array of business challenges faced by the Company, all of which have been gained through years of association with the Company. The Board believes that these experiences and other insights place the Chief Executive Officer in a position to provide broad leadership for the Board as it considers strategy and as it exercises its fiduciary responsibilities to its stockholders.

The Board has not previously designated a lead independent director because it concluded that it was unnecessary in light of the independence of a majority of the members of the Board. As indicated above, all directors other than Messrs. Sassower and Goren are independent. Each independent director may call meetings of the independent directors, and may request agenda topics to be added or considered with in more detail at meetings of the full Board or an appropriate Board committee. Accordingly, the oversight of critical matters, such as the integrity of the Company’s financial statements, employee compensation, including compensation of the executive officers, the selection of directors and the evaluation of the Board and key committees is entrusted to independent directors.

Role of Board of Directors in Risk Oversight

The entire Board and each of its standing committees are involved in overseeing risk associated with the Company and its business. The Board monitors the Company’s governance by review with management and outside advisors, as considered necessary. The Board has delegated certain risk management responsibilities to the Board committees. The Board and the Audit Committee monitor the Company’s liquidity risk, regulatory risk, operational risk and enterprise risk by reviews with management and independent accountants and other advisors, as considered necessary. In its periodic meetings with the independent accountants, the Audit Committee discusses the scope and plan for the audit and includes management in its review of accounting and financial controls, assessment of business risks and legal and ethical compliance programs. As part of its responsibilities as set forth in its charter, the Compensation Committee reviews the impact of the Company’s executive compensation program and the associated incentives to determine whether they present a significant risk to the Company.

Communications to the Board

The Board of Directors welcomes and encourages stockholders to share their thoughts regarding the Company. Towards that end, the Board of Directors has adopted a policy whereby all communications should first be directed to Investor Relations. Investor Relations will then, for other than routine communications, distribute a copy of the communication to the Chairman of the Board, the Chairman of the Audit Committee and the Company’s Chief Financial Officer. Based on the input and decision of these persons, along with the entire Board, if it is deemed necessary, the

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Company will respond to the communications. Stockholders should not communicate with individual directors unless requested to do so.

See STOCKHOLDER PROPOSALS AND STOCKHOLDER NOMINATIONS OF DIRECTORS, page 25, for information regarding the process for stockholders to nominate individuals for election to the Board of Directors.

DIRECTOR COMPENSATION

For their service as directors of the Company, all non-employee directors receive a fee of $1,000 for each meeting of the Board of Directors attended, in person, and all directors are reimbursed for all reasonable out-of-pocket expenses incurred in connection with attending such meetings. Generally, each non-employee director receives an option to acquire 1,000,000 shares of Common Stock upon joining the Board, and may receive additional options thereafter so long as they continue to serve as a member of the Board of Directors. The exercise price of all options granted to directors is equal to the market closing price on the date of grant; the options vest quarterly over three years and have a seven-year term.

The following table provides information regarding the compensation of the Company’s non-employee directors for the year ended December 31, 2012:

Current Directors	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Non-qualified Deferred Compensation Earnings	All Other Compensation	Total

Stanley Gilbert (1)	$1,000	$ ─	$ ─	$ ─	$ ─	$ ─	$1,000
Jeffrey Holtmeier (2)	$1,000	$ ─	$ ─	$ ─	$ ─	$ ─	$1,000
David Welch (3)	$1,000	$ ─	$ ─	$ ─	$ ─	$ ─	$1,000

(1)
Mr. Gilbert received a stock option grant on November 7, 2011, to purchase 1,000,000 shares of the Company’s Common Stock at an exercise price of $0.023 per share. The shares vest quarterly over three years and have a seven-year life from the date of grant. The aggregate number of option awards outstanding for Mr. Gilbert as of December 31, 2012 is 1,000,000.

(2)
Mr. Holtmeier received a stock option grant on August 11, 2011, to purchase 1,000,000 shares of the Company’s Common Stock at an exercise price of $0.025 per share. The shares vest quarterly over three years and have a seven-year life from the date of grant. The aggregate number of option awards outstanding for Mr. Holtmeier as of December 31, 2012 is 1,000,000.

(3)
Mr. Welch received a stock option grant on January 28, 2011, to purchase 1,000,000 shares of the Company’s Common Stock at an exercise price of $0.06 per share. The shares vest quarterly over three years and have a seven-year life from the date of grant. The aggregate number of option awards outstanding for Mr. Welch as of December 31, 2012 is 1,050,000.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of September 23, 2013, with respect to the beneficial ownership of (i) any person known to be the beneficial owner of more than 5% of any class of voting securities of the Company, (ii) each director and director nominee of the Company, (iii) each of the current executive officers of the Company named in the Summary Compensation Table under the heading "Executive Compensation" and (iv) all directors and executive officers of the Company as a group.  Except as indicated in the footnotes to this table (i) each person has sole voting and investment power with respect to all shares attributable to such person and (ii) each person’s address is c/o Communication Intelligence Corporation, 275 Shoreline Drive, Suite 500, Redwood Shores, California 94065-1413. The amounts are not stated in thousands.

	Common Stock		Series A-1 Preferred Stock		Series B Preferred Stock		Series C Preferred Stock		Series D-1 Preferred Stock		Series D-2 Preferred Stock
Name of Beneficial Owner	Number of Shares (1)	Percent Of Class (1)	Number of Shares (2)	Percent Of Class (2)	Number of Shares (3)	Percent Of Class (3)	Number of Shares (4)	Percent Of Class (4)	Number of Shares (5)	Percent of Class (5)	Number of Shares (6)	Percent of Class (6)
Philip S. Sassower (7)	410,018,855	64.5%	−	−	6,426,557	60.8%	1,943,331	44.3%	611,128	10.5%
Andrea Goren (8)	397,260,258	63.8%	−	−	6,454,010	61.1%	1,913,082	43.6%	673,331	11.6%
Stanley Gilbert (9)	44,275,005	16.4%	−	−	137,258	1.3%	371,531	8.5%			109,954	*%
Jeffrey Holtmeier (10)	2,347,570	*	−	−	−	−	−	−			23,616	*%
David E. Welch (11)	1,091,850	*	−	−	−	−	−	−	−	−
William Keiper (12)	28,605,668	11.24%	−	−	−	−	246,103	5.6%	−	−

All directors and executive officers as a group (6 persons) (13)	479,372,851	75.33%	−	−	6,591,268	62.4%	2,575,526	58.7%	673,331	11.6%	1,017,470	23.1%

5% Shareholders
Phoenix Venture Fund LLC (14)	344,707,422	67.3%	−	−	6,426,557	60.8%	1,898,521	43.3%	−	−
Michael W. Engmann (15)	43,095,536	16.58%	719,776	72.62%	780,028	7.4%	130,694	3.0%	41,514	1.0%	166,055	3.8%
___________
*           Less than 1%.

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1.
Shares of Common Stock beneficially owned and the respective percentages of beneficial ownership of Common Stock assumes the exercise or conversion of all options, warrants and other securities convertible into Common Stock, including shares of Series A-1 Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock beneficially owned by such person or entity currently exercisable or exercisable within 60 days of September 23, 2013. Shares issuable pursuant to the exercise of stock options and warrants exercisable within 60 days of September 23, 2013, or securities convertible into Common Stock within 60 days of September 23, 2013 are deemed outstanding and held by the holder of such shares of Common Stock, options, warrants, or other convertible securities, including shares of Series A-1 Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock for purposes of computing the percentage of outstanding Common Stock beneficially owned by such person, but are not deemed outstanding for computing the percentage of outstanding Common Stock beneficially owned by any other person. The percentage of beneficial ownership of Common Stock beneficially owned is based on 225,824,325 shares of Common Stock, 991,103 shares of Series A-1 Preferred Stock, 10,563,687 shares of Series B Preferred Stock, 4,384,988 shares of Series C Preferred Stock, 1,413,405,shares of Series D-1 Preferred Stock and 4,399,842 shares of Series D-2 Preferred Stock outstanding as of September 23, 2013. The shares of Common Stock beneficially owned and the respective percentages of beneficial ownership of Common Stock stated in these columns assume conversion of shares of Series A-1 Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock.

2.
Each outstanding share of Series A-1 Preferred Stock is presently convertible into 7.1429 shares of Common Stock. The shares of Series A-1 Preferred Stock beneficially owned and the respective percentages of beneficial ownership of Series A-1 Preferred Stock stated in these columns reflect ownership of shares of Series A-1 Preferred Stock, and not shares of Common Stock issuable upon conversion of shares of Series A-1 Preferred Stock at this ratio. The percentage of beneficial ownership of Series A-1 Preferred Stock beneficially owned is based on 991,103 shares of Series A-1 Preferred Stock outstanding as of September 23, 2013.

3.
Each outstanding share of Series B Preferred Stock is presently convertible into 23.0947 shares of Common Stock. The shares of Series B Preferred Stock beneficially owned and the respective percentages of beneficial ownership of Series B Preferred Stock stated in these columns reflect ownership of shares of Series B Preferred Stock, and not shares of Common Stock issuable upon conversion of shares of Series B Preferred Stock at this ratio. The percentage of beneficial ownership of Series B Preferred Stock beneficially owned is based on 10,563,687 shares of Series B Preferred Stock outstanding as of September 23, 2013.

4.
Each outstanding share of Series C Preferred Stock is presently convertible into 44.444 shares of Common Stock. The shares of Series C Preferred Stock beneficially owned and the respective percentages of beneficial ownership of Series C Preferred Stock stated in these columns reflect ownership of shares of Series C Preferred Stock, and not shares of Common Stock issuable upon conversion of shares of Series C Preferred Stock at this ratio. The percentage of beneficial ownership of Series C Preferred Stock beneficially owned is based on 4,384,988 shares of Series C Preferred Stock outstanding as of September 23, 2013.

5.
Each share of Series D-1 Preferred Stock is presently convertible into 44.444 shares of Common Stock and There are presently 1,413,405 shares of Series D-1 Preferred Stock outstanding The shares of Series D-1 Preferred Stock beneficially owned and the respective percentages of beneficial ownership of Series D-1 Preferred Stock stated in these columns reflect ownership of shares of Series D Preferred Stock, and not shares of Common Stock issuable upon conversion of shares of Series D-1 Preferred Stock at the above ratios. The percentage of beneficial ownership of Series D-1 Preferred Stock beneficially owned is based on 1,413,402 shares of Series D-1 Preferred Stock outstanding as of September 23, 2013.

6.
Each share of Series D-2 Preferred Stock is presently convertible into 20.000 shares of Common Stock. The shares of Series D-2 Preferred Stock beneficially owned and the respective percentages of beneficial ownership of Series D-2 Preferred Stock stated in these columns reflect ownership of shares of Series D-2 Preferred Stock, and not shares of Common Stock issuable upon conversion of shares of Series D-2 Preferred Stock at the above ratios. The percentage of beneficial ownership of Series D-2 Preferred Stock beneficially owned is based on 4,399,842 shares of Series D-2 Preferred Stock outstanding as of September 23, 2013.

7.
Represents (a) 61,131,612 shares of Common Stock, (b) 2,543,649 shares issuable to Mr. Sassower upon the exercise of options exercisable within 60 days of September 23, 2013, (c) 148,419,406 shares of Common Stock issuable upon the conversion of 6,426,557 shares of Series B Preferred Stock, (d) 86,370,180 shares of Common Stock issuable upon the conversion of 1,943,331 shares of Series C Preferred Stock, (e) 41,994,564 shares of Common Stock issuable upon the conversion of 990,544 shares of Series D-1 Preferred Stock, and (f) 69,559,443 shares of Common Stock issuable upon the exercise of warrants (see table below for details), including securities beneficially owned by Phoenix, SG Phoenix Ventures LLC, SG Phoenix LLC, Phoenix Banner Holdings LLC and Phoenix Enterprises Family Fund. Please see footnote 14 below for information concerning shares of Common Stock beneficially owned by Phoenix. Along with Mr. Goren, Mr. Sassower is the co-manager of SG Phoenix Ventures LLC, which has the shared power to vote and dispose of the shares of Common Stock held by Phoenix and Phoenix Banner Holdings LLC, and, accordingly, Mr. Sassower may be deemed to be the beneficial owner of the shares owned by Phoenix and Phoenix Banner Holdings LLC. SG Phoenix Ventures LLC, Mr. Goren and Mr. Sassower each disclaim beneficial ownership of the shares owned by Phoenix and Phoenix Banner Holdings LLC, except to the extent of their respective pecuniary interests therein. Mr. Sassower’s address is 110 East 59th Street, Suite 1901, New York, NY 10022.

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	Philip Sassower	SG Phoenix Ventures LLC	SG Phoenix LLC	Phoenix Venture Fund	Phoenix Enterprises Family Fund LLC	Phoenix Banner Holdings	Total
Common Shares	2,555,556		2,792,494	55,783,562			61,131,612
Stock Options	2,543,649						2,543,649
Series B Preferred Stock As If Converted to Common Stock				148,419,406			148,419,406

Series C Preferred Stock As If Converted to Common Stock				84,378,627	1,991,554		86,370,181
Series D-1 Preferred Stock As If Converted to Common Stock	14,833,347					27,161,217	41,994,564
Warrants		9,115,000		53,333,333	1,555,555	5,555,555	69,559,443
Total	19,932,552	9,115,000	2,792,494	341,914,928	3,547,109	32,716,772	410,018,855

8.
Represents (a) 58,595,056 shares of Common Stock, (b) 5,418,099 shares issuable upon the exercise of options exercisable within 60 days of September 23, 2013, (c) 149,053,425 shares of Common Stock issuable upon the conversion of 6,454,010 shares of Series B Preferred Stock, (d) 85,025,782 shares of Common Stock issuable upon the conversion of 1,913,082 shares of Series C Preferred Stock, (e) 30,018,452 shares of Common Stock issuable upon the conversion of 682,203 shares of Series D-1 Preferred Stock, and (f) 69,059,444 shares of Common Stock issuable upon the exercise of warrants (see table below for details), including securities beneficially owned by Phoenix, SG Phoenix Ventures LLC, SG Phoenix LLC, Phoenix Banner Holdings LLC, Andax LLC and Mr. Goren. Please see footnote 14 below for information concerning Phoenix’s beneficial ownership. Mr. Goren is managing member Andax LLC and disclaims beneficial ownership of the shares except to the extent of his pecuniary interest therein. Along with Mr. Sassower, Mr. Goren is the co-manager of SG Phoenix Ventures LLC, which has the power to vote and dispose of the shares held by Phoenix and by Phoenix Banner Holdings LLC, and accordingly, Mr. Goren may be deemed to be the beneficial owner of the shares owned by Phoenix and Phoenix Banner Holdings LLC. SG Phoenix Ventures LLC, Mr. Goren and Mr. Sassower each disclaim beneficial ownership of the shares owned by Phoenix and Phoenix Banner Holdings LLC, except to the extent of their respective pecuniary interests therein. Mr. Goren’s address is 110 East 59th Street, Suite 1901, New York, NY 10022.

	Andrea Goren	Andax, LLC	SG Phoenix Ventures LLC	SG Phoenix LLC	Phoenix Venture Fund	Phoenix Banner Holdings	Total
Common Shares	19,000		2,792,494	55,783,562			58,595,056
Stock Options	5,418,099						5,418,099
Series B Preferred Stock As If Converted to Common Stock		634,019			148,419,406		149,053,425
Series C Preferred Stock As If Converted to Common Stock		647,155			84,378,627		85,025,782
Series D-1 Preferred Stock As If Converted to Common Stock		2,764,575				27,161,217	29,925,792
Series D-2 Preferred Stock As If Converted to Common Stock		182,660					182,660
Warrants		1,055,556		9,115,000	53,333,333	5,555,555	69,059,444
Total	5,437,099	5,283,965	2,792,494	64,898,562	286,131,366	32,716,772	397,260,258

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9.
Represents (a) 7,693,386 shares of Common Stock, (b) 791,950 shares of Common Stock issuable upon the exercise of options exercisable within 60 days of September 23, 2013, (c) 3,169,932 shares of Common Stock issuable upon the conversion of 137,258 shares of Series B Preferred Stock, (d) 16,512,324 shares of Common Stock issuable upon the conversion of 371,531 shares of Series C Preferred Stock, (e) 2,199,080 shares of Common Stock issuable upon the conversion of 109,954 shares of Series D-2 Preferred Stock, and (f) 13,908,333 shares of Common Stock issuable upon the exercise of warrants (see table below for details). As manager of Galaxy LLC, Mr. Gilbert has the power to vote and dispose of the shares of Common Stock held by Galaxy LLC, and, accordingly, Mr. Gilbert may be deemed to be the beneficial owner of the shares owned by Galaxy LLC.

	Stanley Gilbert	Stanley Gilbert PC	Galaxy LLC	Mrs. Gilbert	Total
Common Shares	3,734,749	28,485	1,783,035	2,147,117	7,693,386
Stock Options	791,950				791,950
Series B Preferred Stock As If Converted to Common Stock	3,169,932				3,169,932
Series C Preferred Stock As If Converted to Common Stock	16,512,324				16,512,324
Series D-2 Preferred Stock As If Converted to Common Stock	2,199,080				2,199,080
Warrants	13,908,333				13,908,333
Total	40,316,368	28,485	1,783,035	2,147,117	44,275,005

10.
Represents (a) 875,250 shares of Common Stock issuable upon the exercise of options exercisable within 60 days of September 23, 2013, (b) 472,320 shares of Common Stock issuable upon the conversion of 23,616 shares of Series D-2 Preferred Stock owned by Genext, LLC (“Genext”), and (c) 1,000,000 shares of Common Stock issuable upon the exercise of warrants exercisable within 60 days of September 23, 2013 beneficially owned by China U.S. Business Development, LLC (“CUBD”).  As manager of CUBD and Genext, Mr. Holtmeier has the power to vote and dispose of the shares of Common Stock held by CUBD and Genext, and, accordingly, Mr. Holtmeier may be deemed to be the beneficial owner of the shares owned by CUBD and Genext.

11.	Represents 1,091,850 shares of Common Stock issuable upon the exercise of options exercisable within 60 days of September 23, 2013.

12.
Represents (a) 9,001,199 shares of Common Stock issuable upon the exercise of options exercisable within 60 days of September 23, 2013, (b) 10,937,802 shares issuable upon the conversion of 246,103 shares of Series C Preferred Stock, and (c) an aggregate of 8,666,667 shares of Common Stock issuable upon exercise of warrants exercisable within 60 days of September 23, 2013 beneficially owned by FirstGlobal Partners LLC (“FirstGlobal”). As manager of FirstGlobal, Mr. Keiper has the power to vote and dispose of the shares of Common Stock held by FirstGlobal and, accordingly, Mr. Keiper may be deemed to be the beneficial owner of the shares owned by FirstGlobal.

13.
Includes shares of Common Stock beneficially owned by Phoenix. Please see footnote 14 below for information concerning shares of Common Stock beneficially owned by Phoenix. Mr. Sassower and Mr. Goren are the co-managers of SG Phoenix Ventures LLC, which has the shared power to vote and dispose of the shares of Common Stock held by Phoenix and, accordingly, Mr. Sassower and Mr. Goren may be deemed to be the beneficial owner of the shares owned by Phoenix. SG Phoenix Ventures LLC, Mr. Sassower and Mr. Goren each disclaim beneficial ownership of the shares owned by Phoenix, except to the extent of their respective pecuniary interests therein. The amount stated above includes 7,961,748 shares issuable upon the exercise of options within 60 days of September 23, 2013.

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14.
Represents (a) 58,576,054 shares of Common Stock, (b) 148,419,406 shares of Common Stock issuable upon the conversion of 6,426,557 shares of Series B Preferred Stock, and (c) 84,378,627 shares of Common Stock issuable upon the conversion of 1,898,521 shares of Series C Preferred Stock and (d) 53,333,333 shares of Common Stock issuable upon the exercise of warrants exercisable within 60 days of September 23, 2013. See the table below for more detail.

SG Phoenix Ventures LLC is the Managing Member of Phoenix, with the power to vote and dispose of the shares of Common Stock held by Phoenix. Accordingly, SG Phoenix Ventures LLC may be deemed to be the beneficial owner of such shares. Andrea Goren is the co-manager of SG Phoenix Ventures LLC, has the shared power to vote and dispose of the shares of Common Stock held by Phoenix and, as such, may be deemed to be the beneficial owner of the common shares owned by Phoenix and by SG Phoenix LLC, of which he is a member. Philip Sassower is the co-manager of SG Phoenix Ventures LLC, has the shared power to vote and dispose of the shares of Common Stock held by Phoenix and, as such, may be deemed to be the beneficial owner of the common shares owned by Phoenix and by SG Phoenix LLC, of which he is a member. SG Phoenix Ventures LLC, Mr. Goren and Mr. Sassower each disclaim beneficial ownership of the shares owned by Phoenix, and Mr. Goren and Mr. Sassower each disclaim beneficial ownership of the shares owned by SG Phoenix LLC, except to the extent of their respective pecuniary interests therein. The address of these stockholders is 110 East 59th Street, Suite 1901, New York, NY 10022.

	Phoenix Venture Fund LLC	SG Phoenix Ventures LLC	Total
Common Shares	55,783,562	2,792,492	58,576,054
Stock Options	-
Series B Preferred Stock As If Converted to Common Stock	148,419,406		148,419,406
Series C Preferred Stock As If Converted to Common Stock	84,378,627		84,378,627
Series D Preferred Stock As If Converted to Common Stock	-
Warrants	53,333,333		53,333,333
Total	341,914,928	2,792,492	344,707,420

15.
Represents (a) 8,964,953 shares of Common Stock beneficially owned by Mr. Engmann, (b) 5,141,288 shares of Common Stock issuable upon the conversion of 719,776 shares of Series A-1 Preferred Stock beneficially owned by Mr. Engmann, (c) 18,014,513 shares of Common Stock issuable upon the conversion of 780,028 shares of Series B Preferred Stock beneficially owned by Mr. Engmann, (d) 5,808,615 shares of Common Stock issuable upon the conversion of 130,694 shares of Series C Preferred Stock beneficially owned by Mr. Engmann, (e) 1,845,067 shares of Common Stock issuable upon the conversion of 41,514 shares of Series D-1 Preferred Stock beneficially owned by Mr. Engmann, and (f) 3,321,100 shares of Common Stock issuable upon the conversion of 166,055 shares of Series D-2 Preferred Stock beneficially owned by Mr. Engmann. See the following table for more detail. Mr. Engmann’s address is 220 Bush Street, No. 660, San Francisco, CA 94104.

	Michael Engmann	MDNH Partners, LP	KENDU Partners Company	Total
Common Shares	3,680,249	4,041,140	1,243,564	8,964,953
Stock Options
Series A-1 Preferred Stock As If Converted to Common Stock	43,265	1,560,609	3,537,414	5,141,288
Series B Preferred Stock As If Converted to Common Stock	4,890,164	9,658,019	3,466,330	18,014,513
Series C Preferred Stock As If Converted to Common Stock	121,598	5,687,017	-	5,808,615
Series D-1 Preferred Stock As If Converted to Common Stock	1,845,0677	-	-	1,845,067-
Series D-2 Preferred Stock As If Converted to Common Stock	3,321,100			3,321,100
Total	13,901,443	20,946,785	8,247,308	43,095,536

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PROPOSAL 2
AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF
AUTHORIZED SHARES OF CAPITAL STOCK FROM 1,536,000,000 TO 1,540,000,000

At the Annual Meeting, stockholders will be asked to consider and vote upon a proposal to amend the Company’s Amended and Restated Certificate of Incorporation (the “Charter Amendment”) to increase the number of authorized shares of capital stock from 1,536,000,000 to 1,540,000,000. Of these authorized shares, 1,500,000,000 will be designated as Common Stock, 2,000,000 will be designated as Series A-1 Preferred Stock, 14,000,000 will be designated as Series B Preferred Stock, 9,000,000 will be designated Series C Preferred Stock, 6,000,000 will be designated as Series D-1 Convertible Preferred Stock (“Series D-1 Preferred Stock”) and 9,000,000 will be designated Series D-2 Convertible Preferred Stock (“Series D-2 Preferred Stock”). The Board of Directors has unanimously approved the Charter Amendment, believes the Charter Amendment is in the best interests of the Company and its stockholders for the reasons set forth below, and recommends that the stockholders approve the Charter Amendment. The Charter Amendment will allow the Company to have additional shares of stock available for payment-in-kind dividends and in the event of future capital raising activities as may be approved by the Board of Directors.

The complete text of the form of the Charter Amendment is set forth in Appendix A to this proxy statement. The Charter Amendment is subject to revision for such changes as may be required by the Delaware Secretary of State and other changes consistent with this proposal that we may deem necessary or appropriate.

Stockholder approval of the Charter Amendment will require the approval of (i)  a majority of outstanding shares of Common Stock, Series A-1 Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D-1 Preferred Stock, and Series D-2 Preferred Stock voting together as one class on an as-converted basis, (ii) a majority of outstanding shares of Series A-1 Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D-1 Preferred Stock, and Series D-2 Preferred Stock voting together as one class on an as-converted basis, (iii) a majority of outstanding shares of Series B Preferred Stock voting as a separate class, (iv) a majority of outstanding shares of Series C Preferred Stock voting as a separate class, (v) a majority of outstanding shares of Series D-1 Preferred Stock voting as a separate class, and (vi) a majority of outstanding shares of Series D-2 Preferred Stock voting as a separate class.

Purpose of the Increase in Number of Authorized Shares of Capital Stock

Currently, the Company’s Charter authorizes the issuance of 1,536,000,000 shares of capital stock, 1,500,000,000 of which are designated as Common Stock and 36,000,000 of which are designated as Preferred Stock. The Company has previously designated 2,000,000 shares as Series A-1 Preferred Stock, 14,000,000 shares of Series B Preferred Stock, 4,100,000 shares of Series C Preferred Stock, 3,000,000 shares of Series D-1 Preferred Stock and 8,000,000 shares of Series D-2 Preferred Stock. As of the record date, there were 225,824,328 shares of Common Stock outstanding, 991,103 shares of Series A-1 Preferred Stock convertible into 7,079,304 shares of Common Stock, 10,563,687 shares of Series B Preferred Stock convertible into 243,796,146 shares of Common Stock, 4,384,988 shares of Series C Preferred Stock convertible into 194,888,368 shares of Common Stock, 1,413,405 shares of Series D-1 Preferred Stock convertible into 62,818,011 shares of Common Stock, 4,399,842 shares of Series D-2 Preferred stock convertible into 87,996,831 shares of Common Stock and 205,831,370 shares of Common Stock reserved for issuance under outstanding compensation plans, options or warrants. The Company must amend its Charter to provide it with sufficient authorized shares of Series D-1 and Series D-2 Preferred Stock to provide for payment-in-kind dividends and in the event of future capital raising activities and other transactions that may be deemed advisable and in the best interests of the Company and its stockholders.

The Board of Directors has unanimously determined that Proposal 2 is desirable and in the stockholders’ best interest of the Company’s stockholders. The Board of Directors recommends that the stockholders approve the amendment of the Certificate of Incorporation to increase the number of authorized shares of capital stock.

Effects of Approval of the Increase in the Number of Authorized Shares of Capital Stock

The table below shows the capitalization of the Company as of June 30, 2013, on an actual and pro forma basis giving effect to the approval of Proposal 2, which would result in an increase of an additional 3,000,000 million authorized shares of Series D-1 Preferred Stock and an increase of an additional 1,000,000 authorized shares of Series D-2 Preferred Stock.

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COMMUNICATION INTELLIGENCE CORPORATION
CAPITALIZATION
Actual and Pro Forma as of June 30, 2013

	As of June 30, 2013 Before the Offering	Adjusted	As of June 30, 2013 After the Offering
SHARES AUTHORIZED
Total Preferred Stock authorized	36,000,000	4,000,000	40,000,000
Total Preferred Stock designated Series A-1	2,000,000		2,000,000
Total Preferred Stock designated Series B	14,000,000		14,000,000
Total Preferred Stock Series C	9,000,000		9,000,000
Total Preferred Stock Series D-1	3,000,000	3,000,000	6,000,000
Total Preferred Stock Series D-2	8,000,000	1,000,000	9,000,000
Total Common Stock authorized	1,500,000,000		1,500,000,000
COMMON AND PREFERRED STOCK OUTSTANDING
Series A-1 Convertible Preferred issued and outstanding (8% coupon)	991,103		991,103
Series B Convertible Preferred, issued and outstanding (10% coupon)	10,563,687		10,563,687
Series C Convertible Preferred, issued and outstanding (10% coupon)	4,384,988		4,384,988
Series D-1 Convertible Preferred, issued and outstanding (10% coupon)	1,413,405		1,413,405
Series D-2 Convertible Preferred issued and outstanding (10% coupon)	4,399,842		4,399,842
Common Stock issued and outstanding	224,524,328		224,524,328
Treasury Shares	6,500,000		6,500,000
COMMON STOCK OUTSTANDING FULLY DILUTED
Series A-1 Convertible Preferred on an as-if-converted basis	7,079,350		7,079,350
Series B Convertible Preferred on an as if converted basis	243,965,182		243,965,182
Series C Convertible Preferred on an as if converted basis	194,888,161		194,888,161
Series D-1 Convertible Preferred on an as if converted basis	62,817,937		62,817,937
Series D-2 Convertible Preferred on an as if converted basis	87,996,840		87,996,840
Common Stock issued and outstanding	224,524,328		224,524,328
Stock options outstanding	70,066,753		70,066,753
Warrants outstanding	129,334,531		129,334,531
Total shares outstanding on a fully diluted basis	1,020,673,082		1,020,673,082

Required Vote

The Charter Amendment will require the approval of (i)  a majority of outstanding shares of Common Stock, Series A-1 Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D-1 Preferred Stock, and Series D-2 Preferred Stock voting together as one class on an as-converted basis, (ii) a majority of outstanding shares of Series A-1 Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D-1 Preferred Stock, and Series D-2 Preferred Stock voting together as one class on an as-converted basis, (iii) a majority of outstanding shares of Series B Preferred Stock voting as a separate class, (iv) a majority of outstanding shares of Series C Preferred Stock voting as a separate class, (v) a majority of outstanding shares of Series D-1 Preferred Stock voting as a separate class, and (vi) a majority of outstanding shares of Series D-2 Preferred Stock voting as a separate class.  Approvals (ii), (iii), (iv), (v), and (vi) in the preceding sentence have already been obtained.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 2.

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PROPOSAL 3
RATIFICATION OF THE APPOINTMENT OF PMB HELIN DONOVAN, LLP AS THE COMPANY’S
INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2013

The Audit Committee of the Board of Directors has appointed PMB Helin Donovan, LLP as the independent registered public accounting firm to audit the Company’s consolidated financial statements for the fiscal year ending December 31, 2013. The selection of independent auditors is being submitted to a vote of the stockholders. If the appointment of the independent auditor is not ratified by stockholder vote, the Audit Committee may appoint another independent auditor or may decide to maintain its appointment of PMB Helin Donovan, LLP.

The Audit Committee operates under a written charter adopted by the Board of Directors. The Committee has approved all services provided by PMB Helin Donovan, LLP and has reviewed and discussed with PMB Helin Donovan, LLP the fees paid to such firm, as described below.

A representative of PMB Helin Donovan, LLP will be present at the Annual Meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement if he or she so desires.

Audit and other Fees. PMB Helin Donovan has been the Company’s auditors since May 2011. During fiscal years 2011 and 2012, the estimated fees for audit and other services performed by PMB Helin Donovan and GHP Horwath for the Company were as follows:

Nature of Service	2012			2011

Audit Fees		$71,000	(86%)		$65,000	(72%)
Audit-Related Fees		$5,300	(6%)		$18,000	(20%)
Tax Fees		$7,000	(8%)		$7,000	(8%)
All Other Fees	$	−		$	−
Total		$83,300			$90,000

(1)
Audit fees related to the audit of the Company’s annual consolidated financial statements for the years ended December 31, 2011 and 2012, and for the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q for such years.

(2)	Audit-related fees pertaining to 2011 and 2012 primarily included fees for revenue recognition and analysis relating to stock option grants under the Company’s 2011 Stock Compensation Plan.

(3)	Tax fees in both 2011 and 2012 included services related to the Company’s estimated tax payments and preparation of the Company’s tax returns.

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Pre-Approval Policies.

It is the policy of the Company not to enter into any agreement with its auditors to provide any non-audit services unless (a) the agreement is approved in advance by the Audit Committee or (b) (i) the aggregate amount of all such non-audit services constitutes no more than 5% of the total amount the Company pays to the auditors during the fiscal year in which such services are rendered, (ii) such services were not recognized by the Company as constituting non-audit services at the time of the engagement of the non-audit services and (iii) such services are promptly brought to the attention of the Audit Committee and prior to the completion of the audit are approved by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.  The Audit Committee will not approve any agreement in advance for non-audit services unless (x) the procedures and policies are detailed in advance as to such services, (y) the Audit Committee is informed of such services prior to commencement and (z) such policies and procedures do not constitute delegation of the Audit Committee’s responsibilities to management under the Securities Exchange Act of 1934, as amended.

The Audit Committee has considered whether the provision of non-audit services has impaired the independence of PMB Helin Donovan, LLP and has concluded that PMB Helin Donovan, LLP is independent under applicable SEC and NASDAQ rules and regulations.

 Required Vote

Proposal 3 will be approved if there are more votes “FOR” the proposal than votes “AGAINST” the proposal.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF PMB HELIN DONOVAN LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2013.

AUDIT COMMITTEE REPORT

General.  Under the Company’s Audit Committee Charter, a copy of which can be found on our website, the general purpose of the Audit Committee is to assist the Board of Directors in the exercise of its fiduciary responsibility of providing oversight of the Company’s financial statements and the financial reporting processes, internal accounting and financial controls, the annual independent audit of the Company’s financial statements, and other aspects of the financial management of the Company. The Audit Committee is appointed by the Board of Directors and is to be comprised of at least three directors, each of whom is independent, as such term is defined under the listing standards of the Nasdaq Stock Market. All committee members must be financially literate at the time of their appointment, or within a reasonable period of time after appointment to the Committee. The Company believes all of the members of the Company’s Audit Committee are independent notwithstanding the fact that one of the directors is not independent under applicable NASDAQ and SEC rules. Mr. Welch is the Committee’s financial expert as such term is defined in applicable regulations and rules.

Responsibilities and Duties.  The Company’s management is responsible for preparing the Company’s financial statements and the independent auditors are responsible for auditing those financial statements. The Committee is responsible for overseeing the conduct of these activities by the Company’s management and the independent auditors. The financial management and the independent auditors of the Company have more time, knowledge and detailed information on the Company than do Committee members. Consequently, in carrying out its oversight responsibilities, the Committee does not provide any expert or special assurance as to the Company’s financial statements or any professional certification as to the independent auditors’ work.

Specific Audit Committee Actions Related to Review of the Company’s Audited Financial Statements.  In discharging its duties, the Audit Committee, among other actions, has (i) reviewed and discussed the audited financial statements included in the Company’s Annual Report on Form 10-K for the twelve months ended December 31, 2012 with management, (ii) discussed with the Company’s independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standard, AU380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, related to such financial statements, (iii) received the written disclosures and the letter from the Company’s independent auditors required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the independent auditors the independent auditor’s independence, (iv) considered whether the provision of service represented under the headings on “Tax Fees” and “All Other Fees” as set forth above is compatible with maintaining the independent auditor’s independence, and (v) based on such reviews and discussions, recommended to the Board of Directors that the

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audited financial statements be included in the Company’s Annual Report on Form 10-K for the twelve months ended December 31, 2012.

The Audit Committee of the Board of Directors

David E. Welch, Chairman Jeffrey Holtmeier Stanley Gilbert

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EXECUTIVE COMPENSATION

The following table sets forth compensation awarded to, earned by or paid to the Company’s Principal Executive Officer, regardless of the amount of compensation, and each executive officer of the Company for the years ended December 31, 2012 and 2011 whose total annual salary, bonus and option awards for 2012 exceeded $100,000.

Summary Compensation Table (in dollars)
Name and Principal Position	Year	Salary ($)		Bonus ($)	Stock Awards ($)	Option Awards ($) (2)		Non-Equity Incentive Plan Compensation ($)	Change in Pension Value And Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Philip S Sassower Chairman and CEO	2012 2011	− −	(1) (1)	− −	− −	$ $	− 27,315	− −	− −	− −	$ $	− 27,315

1.	Mr. Sassower was appointed Chairman of the Board and Chief executive officer on August 5, 2010, and receives no compensation.

2.
The amounts provided in this column represent the aggregate grant date fair value of option awards granted to our officers, as calculated in accordance with FASB ASC Topic 718, Stock Compensation. Mr. Sassower has 666,800 options that are vested and exercisable within sixty days of December 31, 2012.  In accordance with applicable regulations, the value of such options does not reflect an estimate for features related to service-based vesting used by the Company for financial statement purposes. See footnote 10 in the Notes to Consolidated Financial Statements included with this report on Form 10-K.

Outstanding Equity Awards at Fiscal 2012 Year End

The following table summarizes the outstanding equity award holdings held by our named executive officers. The amounts are not stated in thousands.

Name and Principal Position	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date
Philip S. Sassower, Chairman and CEO	666,800	(1)	333,200	(1)	$0.0649	01/28/2018

(1)Mr. Sassower’s 1,000,000 options were granted on January 28, 2011, vest pro rata quarterly over three years, and expire on January 28, 2018.

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Equity Compensation Plan Information

The following table provides information as of December 31, 2012, regarding our compensation plans (including individual compensation arrangements) under which equity securities are authorized for issuance:

	Number of Securities To Be Issued Upon Exercise of Outstanding Options and Rights	Weighted-Average Exercise Price Of Outstanding Options and Rights	Number of Securities Remaining Available For Future Issuance Under Equity Compensation Plans
Equity Compensation Plans Approved by Security Holders
1999 Stock Option Plan	345	$0.39	−

2011 Stock Compensation Plan	43,109	$0.05	56,891
Equity Compensation Plans Not Approved by Security Holders
2009 Stock Compensation Plan	425	0.11	6,502
Non Plan Stock Options	150	0.19	−
Total:	44,029	$0.05	63,393

TRANSACTIONS WITH RELATED PERSONS

Phoenix is the beneficial owner of approximately 67.3% of the Common Stock of the Company when calculated in accordance with Rule 13d-3, and Michael W. Engmann, together with two affiliated entities, is the beneficial owner of approximately 14.3% of the Common Stock of the Company when calculated in accordance with Rule 13d-3.

In April 2013, the Company borrowed an aggregate of $250 from Phoenix Banner Holdings LLC (“PBH”) in the form of an unsecured demand note. This note had an interest rate of 10% per annum. The funds were used for working capital purposes. The note plus accrued interest was repaid in May 2013.

In August 2013, the Company borrowed $250 from Phoenix Banner Holdings LLC in the form of an unsecured demand note. On September 3, 2013, the Company borrowed $250 from Kendu Partners in the form of an unsecured demand note. On September 27, 2013, the Company borrowed $250 from Michael Engmann in the form of an unsecured demand note. These unsecured demand notes have the same terms, including an interest rate of 10% per annum. The funds raised are being used for working capital purposes.

In February 2012, for working capital purposes, the Company borrowed $25 from Phoenix in the form of an unsecured demand note carrying 10% interest per annum. This note in plus accrued interest was repaid in September 2012.

In March 2012, the Company borrowed an aggregate of $100 from Phoenix Banner Holdings LLC (“PBH”) in the form of an unsecured demand note. This note had an interest rate of 10% per annum. The funds were used for working capital purposes. The note plus accrued interest was repaid in September 2012.

In August and September 2012, the Company borrowed an aggregate of $50 and $50, respectively, from PBH in the form of unsecured demand notes. These notes had an interest rate of 10% per annum. The funds were used for working capital purposes.  These notes plus accrued interest were repaid in November 2012.

In April 2012, the Company entered into the April 2012 Purchase Agreement with the April 2011 Investors, which April 2011 Investors included Genext, LLC (”Genext”). Jeffrey Holtmeier is the managing member of Genext. Mr. Holtmeier was appointed to the Company’s board of directors on August 11, 2011. Under the terms of the April 2012 Purchase Agreement, the Company issued the April 2012 Notes to the April 2012 Investors.  The April 2012 Notes bore interest at the rate of 10% per annum and had a maturity date of December 20, 2012.  The December 2012 Notes were convertible at the option of the April 2012 Investors into securities sold in the Company’s next equity financing with gross proceeds to the Company in excess of $100.  In connection with the issuance of the April 2012 Notes, the Company also issued to the April 2012

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 Investors warrants to purchase an aggregate of 5,000 shares of the Company’s Common Stock at an exercise price of $0.05 per share. The Company ascribed a value of $47 to these warrants, which was recorded as a discount to short-term debt in the balance sheet.

In July 2011, the Company signed an agreement with China-US Business Development Corporation, (“CUBD”), to provide certain advisory and consulting services in relation to expanding distribution for certain CIC products in the People’s Republic of China. Specifically, introductions to targeted IT service companies, as well as facilitating meetings and assistance in negotiations for prospective partnerships. Per the agreement, CUBD was paid $20 in installments based upon reaching certain milestones. In addition, CUBD was entitled to receive a performance fee equal to 7%, 5% and 3% of net revenue received from any customer and/or partners introduced by CUBD during the first, second and third twelve month periods, respectively, of the Company’s relationship with such customer and/or partner. In October 2012, the Company amended its agreement with CUBD. The amendment provided for the addition of three monthly payments of $5 beginning in October 2012 and ending in December 2012. The Company made such additional payments. The amendment also changed the above mentioned performance fee, so that it extends beyond the initially contemplated 36 month period. Jeffrey Holtmeier is the managing member of CUBD.

In September 2012 and November 2012, the Company paid to SG Phoenix LLC, $75 and $75, respectively, for administrative fees related to the Series D Convertible Preferred Stock financing rounds.

In September 2011, the Company borrowed an aggregate of $100 from Phoenix and an employee of the Company in the form of unsecured demand notes to each. These notes bore interest at the rate of 10% per annum.

In September 2011, the Company entered into the September 2011 Purchase Agreement with PBH.  Under the terms of the September 2011 Purchase Agreement, the Company issued the September 2011 Note to PBH.  The September 2011 Note bore interest at the rate of 10% per annum and had an initial maturity date of September 20, 2012.  The September 2011 Note was convertible at the option of PBH into securities sold in the Company’s next equity financing with gross proceeds to the Company in excess of $100.  In connection with the issuance of the September 2011 Note, the Company also issued to PBH a warrant to purchase 5,556 shares of the Company’s Common Stock at an exercise price of $0.0225 per share. The Company ascribed a value of $7 to the warrants, which was recorded as a discount to short-term debt in the balance sheet.

In December 2011, the Company entered into the December 2011 Purchase Agreement with the December 2011 Investors, including Philip Sassower. Under the terms of the December 2011 Purchase Agreement, the Company issued the December 2011 Notes to the December 2011 Investors.  The Notes bore interest at the rate of 10% per annum and had an initial maturity date of December 20, 2012.  The December 2011 Notes were also convertible at the option of the December 2011 Investors into securities sold in the Company’s next equity financing with gross proceeds to the Company in excess of $100.  In connection with the issuance of the December 2011 Notes, the Company also issued to the December 2011 Investors warrants to purchase an aggregate of 5,556 shares of the Company’s Common Stock at an exercise price of $0.0225 per share. The Company ascribed a value of $13 to the warrants, which was recorded as a discount to short-term debt in the balance sheet.

In September, 2012, pursuant to an agreement to amend and convert unsecured promissory notes, PBH and the December 2011 Investors agreed to extend the maturity dates of the September 2011 Note and the December 2011 Notes through December 31, 2012, and to convert such notes plus accrued interest into Series D-1 Preferred Stock. The conversion occurred at the Final Closing on November 15, 2012.

SG Phoenix LLC, a Phoenix affiliate, acted as administrative agent with respect to the aforementioned promissory and preferred stock offerings.  Philip Sassower and Andrea Goren are the co-managers of SG Phoenix LLC, and are also the Company’s Chief Executive Officer and Chief Financial Officer, respectively.  Mr. Sassower is Chairman of the Board of Directors, and Mr. Goren is also a member of the Company’s Board of Directors and the Company’s Corporate Secretary. The Company agreed to pay all legal fees and out-of-pocket expenses incurred by SG Phoenix LLC and its affiliates in connection with the aforementioned offerings. In addition and in connection to such offerings, SG Phoenix LLC was paid a cash administrative fee equal to $150 and issued three-year warrants to purchase 3,000,000 shares of the Common Stock at a $0.05 exercise price. A portion of the net proceeds from such offerings was used to repay approximately $350 in aggregate principal and accrued interest on outstanding demand notes, a part of which was owed to Phoenix and its affiliates.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company's officers, directors and persons who own more than ten percent of a registered class of the Company's equity securities to file

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certain reports with the Securities and Exchange Commission (the "SEC") regarding ownership of, and transactions in, the Company's securities. These officers, directors and stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) reports that are filed with the SEC.  The following Section 16 filings were not timely filed for the year ended December 31, 2012: the Form 4 for Andrea Goren dated November 15, 2012, the Form 4 for Philip Sassower dated November 15, 2012, the Form 4 for Stan Gilbert dated November 15, 2012, and the Form 4 for Jeffrey Holtmeier dated November 15, 2012.
COMPANY CODE OF ETHICS

The Company has adopted a Code of Ethics (“Code”), which is applicable to all Company employees , including the principal executive officer, the principal financial officer and controller and principal accounting officer (“Senior Executive and Financial Officers”). The Code is available on the Company’s website, www.cic.com. The Company intends, when applicable, to post amendments to or waivers from the Code (to the extent applicable to its Senior Executive and Financial Officers) on its website and in any manner otherwise required by the applicable standards or best practices.

STOCKHOLDER PROPOSALS AND STOCKHOLDER NOMINATIONS OF DIRECTORS

Stockholder Proposals for Inclusion in Next Year’s Proxy Statement

To be considered for inclusion in the proxy statement relating to next year’s annual meeting, a stockholder proposal must be received at our principal executive offices no later than June [  ], 2014, which is the 120th day preceding the anniversary of the date on which the Company mailed its proxy materials to stockholders for the 2013 Annual Meeting. Such proposals also will need to comply with SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in Company-sponsored proxy materials. Proposals should be addressed to the Secretary, Communication Intelligence Corporation, 275 Shoreline Drive, Suite 500, Redwood Shores, CA 94065. If the date of the next annual meeting is changed by more than 30 days from the anniversary of this year’s annual meeting, then, to be considered for inclusion in the proxy statement relating to next year’s annual meeting, notice of a stockholder proposal will need to be received by the Company in a reasonable amount of time before the Company begins to print and send its proxy materials.

Other Stockholder Proposals

If a stockholder wishes to present a stockholder proposal at our next annual meeting that is not intended to be included in the proxy statement, the stockholder must provide the information required by our Bylaws and give timely notice to our corporate Secretary in accordance with our Bylaws, which, in general, require that the notice be received by the Secretary not later than 60 days nor more than 90 days prior to next year’s annual meeting. In the event, however, that notice of next year’s annual meeting is given by the Company less than 60 days prior to next year’s annual meeting, then notice must be received from the stockholder by the Secretary not later than the close of business on the 15th day following the date on which notice of next year’s annual meeting of the stockholders was mailed, which will be the date of next year’s proxy statement. Notices of intention to present proposals at the next annual meeting should be addressed to the Secretary, Communication Intelligence Corporation, 275 Shoreline Drive, Suite 500, Redwood Shores, CA 94065.

Stockholder Director Nominations

Under our Bylaws, stockholders may also nominate an individual to serve on our Board of Directors. In order to nominate a person or persons for election to the Board of Directors at our next annual meeting, a stockholder must provide the information required by our Bylaws and give timely notice of their intention to do so to our corporate Secretary in accordance with our Bylaws, which, in general, require that the notice be received by the Secretary not more than 90 days nor less than 60 days prior to the anniversary of the date of the Company’s definitive proxy statement provided in connection with the Company’s annual meeting in the previous year. Notwithstanding the preceding sentence, in the event that no annual meeting was held in the previous year or the annual meeting is called for a date more than thirty (30) days before or after the anniversary date of the previous year’s annual meeting, notice by the stockholder must be received by the Secretary not later than the close of business on the later of (1) the ninetieth (90th) day prior to such annual meeting and (2) the tenth (10th) day following the day on which public announcement of the date of such meeting is first made. In the case of a special meeting of stockholders called for the purpose of electing directors, notice by the stockholder must be received by the Secretary not later than the close of business on the tenth (10th) day following the day on which notice of the date of the special meeting was mailed or public disclosure of the date of the special meeting was made. The notice given by the stockholder must include (1) the name and address of the stockholder who intends to make the nomination, and the person or persons to be nominated; (2) a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (3) a

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description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination(s) are to be made by the stockholder; (4) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed with SEC pursuant to the proxy rules; and (5) the manually signed consent of each nominee to serve as a director of the Company if so elected. The presiding officer at the annual meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure. A stockholder’s written notice of such stockholder’s intention to make such nomination or nominations at the next annual meeting should be addressed to the Secretary, Communication Intelligence Corporation, 275 Shoreline Drive, Suite 500, Redwood Shores, CA 94065.

SOLICITATION OF PROXIES

The Company will bear the cost of the Annual Meeting and the solicitation of proxies related thereto, including the costs relating to printing and mailing the proxy materials. The Company has retained Broadridge Financial Solutions to assist the Company in the solicitation of proxies. The Company has agreed to pay Broadridge a fee of approximately $18,000 for its services. Directors, officers and employees of the Company may make additional solicitations in person or by telephone in respect to the Annual Meeting.

OTHER MATTERS

The Board of Directors knows of no other matter that may be presented for action at the Annual Meeting. However, if any other matter properly comes before the Annual Meeting, the persons named as proxies will vote in accordance with their judgment with respect to any such matter.

Stockholders are urged to complete, sign, date and return the enclosed proxy card promptly in the envelope provided, regardless of whether or not they expect to attend the Annual Meeting. The prompt return of such proxy card will assist the Company in preparing for the Annual Meeting. Your cooperation is greatly appreciated.

ADDITIONAL INFORMATION

A copy of the Company’s Annual Report to Stockholders for the fiscal year ended December 31, 2012 accompanies this Proxy Statement. The Company is required to file an Annual Report on Form 10-K for its fiscal year ended December 31, 2012 with the Securities and Exchange Commission (the “SEC”). The SEC maintains a web site, www.sec.gov that contains reports, Proxy Statements, and certain other information filed electronically by the Company with the SEC. Stockholders may obtain, free of charge, a copy of the Form 10-K by writing to Communication Intelligence Corporation, Attn: Corporate Secretary, 275 Shoreline Drive, Suite 500, Redwood Shores, CA 94065, or visiting the Company’s web site at www.cic.com.

INCORPORATION BY REFERENCE

The Company incorporates by reference the information provided under Item 7 (Management’s Discussion and Analysis of Financial Condition and Results of Operations), Item 7A (Quantitative and Qualitative Disclosures about Market Risk), and Item 8 (Consolidated Financial Statements) contained in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012 accompanying this proxy statement.

BY ORDER OF THE BOARD OF DIRECTORS

Philip S. Sassower Chairman and Chief Executive Officer

October [_], 2013

APPENDIX A

CERTIFICATE OF AMENDMENT
TO
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
COMMUNICATION INTELLIGENCE CORPORATION

It is hereby certified that:

1.           The name of the corporation is Communication Intelligence Corporation (hereinafter called the “Corporation”).

2.           The Amended and Restated Certificate of Incorporation of the Corporation is hereby amended by striking paragraph (a) of Article Fourth thereof and by substituting in lieu of said paragraph the following new paragraph:

“FOURTH:                      The total number of shares which the Corporation shall have authority to issue is 1,540,000,000 of which 1,500,000,000 shares shall be Common Stock, par value $0.01 per share, and 40,000,000 shares shall be Preferred Stock, par value $0.01 per share, of which 2,000,000 shares are designated as Series A-1 Cumulative Convertible Preferred Stock, 14,000,000 shares are designated Series B Participating Convertible Preferred Stock, 9,000,000 shares are designated Series C Participating Convertible Preferred Stock, 6,000,000 shares are designated Series D-1 Convertible Preferred Stock, and 9,000,000 shares are designated Series D-2 Convertible Preferred Stock..”

The balance of Article Fourth shall remain unchanged.

3.           This Certificate of Amendment to the Corporation’s Amended and Restated Certificate of Incorporation has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

4.           This Certificate of Amendment shall be effective as of the date of filing with the Secretary of State of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by Craig Hutchison, its Vice President and Assistant Treasurer, as of ____________________,_______.

COMMUNICATION INTELLIGENCE CORPORATION
By: Craig Hutchison Title: Vice President and Assistant Treasurer

A-1

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

COMMUNICATION INTELLIGENCE CORPORATION 275 SHORELINE DRIVE 6TH FLOOR REDWOOD SHORES, CA 94065	ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59
P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
The Board of Directors recommends you vote FOR the Following:	For All ()	Withhold All ()	For All Except ()	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
1. Election of Directors Nominees
01 Andrea Goren	02 Stanley L. Gilbert	03 Philip Sassower	04 Jeffrey Holtmeier	05 David Welch

The Board of Directors recommends you vote FOR proposals 2 and 3.

2. To consider and vote upon a proposal to amend our Certificate of Incorporation to increase the number of shares of authorized capital stock; and

3. To ratify the appointment of PMB Helin Donovan, LLP as the Company's independent auditors for the year ending December 31, 2013.

For () ()	Against () ()	Abstain () ()
NOTE: The undersigned hereby revokes any proxy heretofore given with respect to such shares and confirms all that said proxy, or any of them, or any substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Proxy Card, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, to the greatest extent permissible, this Proxy Card will be voted "FOR" (1) the election of all directors; (2) to consider; and vote upon a proposal to amend our Certificate of Incorporation to increase the number of shares of authorized capital stock; and (3) to ratify the appointment of PMB Helin Donovan, LLP as the Company's independent auditors for the year ending December 31, 2013.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice and Proxy Statement is/ are available at www.proxyvote.com .
PROXY COMMUNICATION INTELLIGENCE CORPORATION 275 SHORELINE DRIVE, SUITE 1500 REDWOOD SHORES, CALIFORNIA 94065
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS ON NOVEMBER 20, 2013.
The undersigned does hereby appoint Andrea Goren and Craig Hutchison and each of them as agents and proxies of the undersigned, with full power of substitution, to represent and to  vote, as designated on the reverse side, all the shares of Series A-1 Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D-1 Preferred Stock and Series D-2 Preferred Stock of Communication Intelligence Corporation (the "Company") held of record by the undersigned on September 23, 2013 (the "Record Date") in connection with the proposals presented at the Company's Annual Meeting of Stockholders to be held on November 20, 2013 at 1 p.m., local time, at the Company's headquarters, 275 Shoreline Drive, Suite 500, Redwood Shores, California 94065, or any adjournment or postponement thereof, all as more fully described in the attached Notice of Annual Meeting of Stockholders and Proxy Statementdated October [ ], 2013, hereby revoking all proxies heretofore given with respect to such matters. The Board of Directors recommends a vote "FOR" each of the Proposals.

Important Notice Regarding the Internet Availability of Proxy Materials for the 2013 Annual Meeting to be Held on November 20, 2013. The proxy materials for the Communication Intelligence Corporation 2013 Annual Meeting of Stockholders are available at www.proxyvote.com. To view the proxy materials, please have your proxy card in hand when you access the website and follow the instructions to access the proxy materials.

Continued and to be signed on reverse side